Exhibit 99.1

ICF INTERNATIONAL, INC.

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors (the “Board”) of ICF International, Inc. (the “Company”) has adopted the following Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. The Guidelines should be applied in a manner consistent with all applicable laws and stock market rules and the Company’s certificate of incorporation and bylaws, each as amended and in effect from time to time. The Guidelines are intended to serve as a flexible framework for the conduct of the Board’s business and not as a set of legally binding obligations. The Board may modify or make exceptions to the Guidelines from time to time in its discretion and consistent with its duties and responsibilities to the Company and its stockholders.

A.	Director Responsibilities

1.	Oversee Management of the Company. The principal responsibility of the directors is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The Board has delegated responsibility for certain particular areas to specific Board committees. Such delegations appear in committee charters. By contrast, management is responsible for the operations of the Company. Board responsibility includes:

•	Reviewing and approving operating, financial and other corporate plans, strategies and objectives.

•	Overseeing risk management processes that are implemented by management; including ensuring that steps are taken to foster a culture of risk-adjusted decision making throughout the organization.

•	In part through the Compensation Committee, evaluating the performance of the Company and its senior executives and taking appropriate action, including removal, when warranted.

•	Through the Compensation Committee, evaluating the Company’s compensation programs on a regular basis and determining the compensation of its senior executives.

•	In part through the Governance and Nominating Committee, reviewing and approving senior executive succession plans.

•

Establishing a corporate environment that promotes timely and effective disclosure (including appropriate controls, procedures and incentives), fiscal accountability, ethical standards and compliance with applicable laws and regulations.

•	Though the Governance and Nominating Committee, reviewing and approving material transactions not entered into in the ordinary course of business.

•	Evaluating the overall effectiveness of the Board and its committees.

2.	Exercise Business Judgment. In discharging their fiduciary duties of care, loyalty and candor, directors are expected to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders.

3.	Understand the Company and its Business. Directors have an obligation to become and remain informed about the Company and its business, including the following:

•	The principal operational and financial objectives, strategies and plans of the Company.

•	The results of operations and financial condition of the Company and of significant business units.

•	The factors that determine the Company’s success.

•	The risks and problems that affect the Company’s business and prospects.

4.	Establish Effective Systems. Directors are responsible for determining that effective systems are in place for the periodic and timely reporting to the Board on important matters concerning the Company, including the following:

•	Financial statements.

•	Compliance programs to assure the Company’s compliance with law and corporate policies.

•	Material litigation and governmental and regulatory matters.

•	Monitoring and, where appropriate, responding to communications from stockholders.

Through the Audit Committee, directors should also periodically review the integrity of the Company’s internal control and management information systems.

5.	Reliance on Management and Advisors; Indemnification. The directors are entitled to rely on the Company’s senior executives and its outside advisors, auditors and legal counsel after making reasonable inquiries to understand the material presented. The directors are also entitled to Company-provided indemnification, statutory exculpation and directors’ and officers’ liability insurance.

6.	Change of Control Offers and Related Proposals. If any director receives or otherwise becomes aware of any offer, proposal or other solicitation or opportunity regarding a possible acquisition or other change in control of the Company, including by merger, consolidation, asset or stock sale or exchange, or recapitalization, such director shall promptly submit the matter to the Lead Director, who shall in turn inform the Chairman.

B.	Director Qualification Standards

1.	Independence. A majority of the members of the Board shall be independent directors. To be considered independent: (1) a director must be independent as determined under the applicable rules of NASDAQ as in effect from time to time and (2) in the Board’s judgment, the director must not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director

For relationships not covered by the guidelines set forth above, the determination of whether a material relationship exists shall be made by the other members of the Board of Directors who are independent as defined above.

2.	Other Directorships. No director may serve on more than three other public company boards. Directors should advise the Chairman of the Board and the Chair of the Governance and Nominating Committee in advance of accepting an invitation to serve on another public company board. Service on boards and/or committees of other organizations shall comply with the Company’s conflict of interest policies.

3.	Tenure. The Board does not believe it should establish term limits. Term limits could result in the loss of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and an institutional memory that benefit the entire membership of the Board as well as management. As an alternative to term limits, the Governance and Nominating Committee shall review each director’s continuation on the Board at least once every three years. This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board and allow the Company to conveniently replace directors who are no longer interested or effective.

4.	Retirement. Any director who reaches the age of 72 while serving as a director will retire from the Board effective at the end of his or her then current term.

5.	Combination of the Offices of Chairman and Chief Executive Officer. The Board currently adheres to the practice of combining the offices of Chairman and Chief Executive Officer, and these Guidelines assume such a combination. The Board may, in its discretion, revisit this structure at a future date.

6.	Lead Director. In the event that the Chairman of the Board is not an independent director, the Governance and Nominating Committee may designate an independent director to serve as “Lead Director,” who shall be approved by a majority of the independent directors. The Lead Director position is reviewed annually by the Governance and Nominating Committee.

The Lead Director, if one is appointed, shall:

•	Chair any meeting of the independent directors in executive session;

•	Meet with any director who the Lead Director deems is not adequately performing his or her duties as a member of the Board or any committee;

•

Facilitate communications between other members of the Board and the Chairman of the Board and/or the Chief Executive Officer; however, each director is free to communicate directly with the Chairman of the Board and with the Chief Executive Officer;

•	Work with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board;

•	Otherwise consult with the Chairman of the Board and/or the Chief Executive Officer on matters relating to corporate governance and Board performance; and

•

Lead the deliberation and action by the Board or a Board committee regarding any offer, proposal or other solicitation or opportunity involving a possible acquisition or other change in control of the Company, including by merger, consolidation, asset or stock sale or exchange, or recapitalization.

An individual will serve as Lead Director for no more than three consecutive years; however, the Governance and Nominating Committee may in its discretion extend or reduce the term with Board approval.

7.	Selection of New Director Candidates. Except where the Company is required by applicable law, contract, bylaw or otherwise to provide third parties with the right to nominate directors, the Governance and Nominating Committee shall be responsible for (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and (ii) recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees shall be considered for recommendation by the Governance and Nominating Committee in accordance with these guidelines and the non-exclusive Board Selection Guidelines adopted by the Governance and Nominating Committee from time to time. It is expected that the Governance and Nominating Committee will have direct input from the Chairman of the Board, the Chief Executive Officer and, if one is appointed, the Lead Director.

8.	Extending the Invitation to a New Director Candidate to Join the Board. The invitation to join the Board should be extended by the Chairman of the Board, on behalf of the Board, and the Chair of the Governance and Nominating Committee, on behalf of such Committee. Unauthorized approaches to prospective directors should be avoided.

C.	Board Meetings

1.	Selection of Agenda Items. The Chairman of the Board shall develop the agenda for each Board meeting. Each Board member is free to suggest the inclusion of agenda items and is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

2.	Frequency and Length of Meetings. The Chairman of the Board, in consultation with the members of the Board, shall determine the frequency and length of the Board meetings. Special meetings may be called from time to time as determined by the needs of the business.

3.	Advance Distribution of Materials. Information and data that are important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting. The Board acknowledges that certain items to be discussed at a Board or committee meeting may be of an extremely confidential or time-sensitive nature and that the distribution of materials on these matters prior to meetings may not be appropriate or practicable. Presentations made at Board meetings should do more than summarize previously-distributed Board meeting materials.

4.	Executive Sessions. The non-management directors will meet in executive session on a regular basis and at any time at the request of any non-management director. Absent unusual circumstances, these sessions shall be held in conjunction with regular Board meetings. The director who presides at these meetings shall be the Lead Director if there is one, and, if not, shall be chosen by the non-management directors, and his or her name shall be disclosed in the annual meeting proxy statement.

D.	Board Committees

1.	Key Committees. The Board shall have at all times an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. Each such committee shall have a charter that has been approved by the Board. The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

2.	Assignment and Rotation of Committee Members. The Governance and Nominating Committee shall be responsible for recommending to the Board the directors to he appointed to each committee of the Board. Except as otherwise permitted by the applicable rules of NASDAQ, each member of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee shall be an “independent director” as defined by such rules and applicable rules of the Securities and Exchange Commission.

3.	Committee Charters. In accordance with the applicable rules of NASDAQ, the charters of the Audit Committee, the Compensation Committee and the Governance

and Nominating Committee shall set forth the purposes, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board. The Board shall, from time to time as it deems appropriate, review and reassess the adequacy of each charter and make appropriate changes.

4.	Selection of Agenda Items. The chair of each committee, in consultation with the committee members, shall develop the committee’s agenda.

5.	Frequency and Length of Committee Meetings. The chair of each committee, in consultation with the committee members, shall determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. Special meetings may be called from time to time as determined by the needs of the business and the responsibilities of the committees.

E.	Director Access to Independent Advisors

1.	Access to Independent Advisors. The Board and each committee have the power to hire and consult with independent legal, financial or other advisors for the benefit of the Board or such committee, as they may deem necessary, without consulting with or obtaining the approval of any officer of the Company in advance. Where practical, however, the Board or committee shall inform management within 30 days of such action. Such independent advisors may be the regular advisors to the Company. The Board or any such committee is empowered, without further action by the Company, to cause the Company to pay the compensation of such advisors as long as it is reasonable, as established by the Board or any such committee.

F.	Director Compensation

1.	Role of Board and Governance and Nominating Committee. The form and amount of director compensation shall be determined by the Board in accordance with the policies and principles set forth below. The Governance and Nominating Committee consider annually whether to undertake an annual review of the compensation of the Company’s directors. The Governance and Nominating Committee shall consider that questions as to directors’ independence may be raised if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated or if the Company enters into consulting contracts or business arrangements with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

2.	Form of Compensation. The Board believes that directors should be incentivized to focus on long-term stockholder value. Including equity as part of director compensation helps align the interest of directors with those of the Company’s stockholders.

3.	Amount of Consideration. The Company seeks to attract exceptional talent to its Board. Therefore, the Company’s policy is to compensate directors at least competitively relative to comparable companies. The Governance and Nominating Committee shall, from time to time, engage an independent consultant to prepare a comparison report comparing the Company’s director compensation with that of directors of comparable companies. The Board believes that it is appropriate for the Chairman of the Board (if not an employee of the Company) and the chairs and members of the committees to receive additional compensation for their services in those positions.

4.	Director Stock Ownership. The Governance and Nominating Committee shall from time to time adopt guidelines for Board member stock ownership that encourages Board members to own shares of the Company’s stock.

5.	Employee Directors. Notwithstanding any provision to the contrary contained herein, directors who are also employees of the Company shall receive no additional compensation for Board or committee service.

G.	Annual Performance Evaluation of the Board

1.	The Governance and Nominating Committee shall oversee an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Governance and Nominating Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board. The purpose of this process is to improve the effectiveness of the Board and its committees and not to target individual Board members.

H.	Board Interaction with Stockholders, Institutional Investors, the Press, Customers, Etc.

1.	The Board believes that the Chief Executive Officer and his or her designees speak for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company. It is, however, expected that Board members would do so with the advance knowledge of and, absent unusual circumstances or as contemplated by the committee charters, only at the request of the Company’s senior executives.

2.	The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by the committee charters, the Lead Director (or, if there is no Lead Director, the Chairman of the Board) shall, subject to advice and assistance from the General Counsel, (1) be primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate.

I.	Periodic Review of the Corporate Governance Guidelines

1.	The Governance and Nominating Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of these Guidelines and recommend any proposed changes to the Board for approval.